Supplement dated May 4, 2021, to the
Prospectus for your Variable Annuity
Issued by

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

This supplement updates certain information contained in the prospectus and statement of additional information for your variable annuity contract issued by Allstate Life Insurance Company of New York (each a “Contract”). All terms not defined in this supplement shall have the same meanings as the terms used in the prospectuses and statements of additional information. Please read this supplement carefully and keep it for future reference. No other action is required of you.

On March 29, 2021, The Allstate Corporation announced it had entered into an agreement to sell Allstate Life Insurance Company of New York to Wilton Reassurance Company (the “Transaction”). The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions. The terms and provisions of your Contract will not be changed by the Transaction.

On January 26, 2021, The Allstate Corporation announced it had entered into an agreement to transfer the Distributor of the Contract, Allstate Distributors, LLC, to Everlake US Holdings Company (f/k/a Antelope US Holdings Company), a Delaware corporation, an affiliate of an investment fund associated with The Blackstone Group Inc. (the “Transaction”).  The Transaction is expected to close in the second half of 2021, subject to regulatory approvals and other customary closing conditions.

If you have any questions about this supplement, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

ALLSTATENYSUP1